Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 30, 1998, with respect to the financial statements and supplementary information of Franklin Life Variable Annuity Fund A for the year ended December 31, 1997, and our report dated February 23, 1998, with respect to the consolidated financial statements of Franklin Life Insurance Company for the year ended December 31, 1997, included in the Statement of Additional Information of Franklin Life Variable Annuity Fund A dated April 30, 1998. This Statement of Additional Information is included in the Registration Statement (Form N-14) and related proxy statement/prospectus of Franklin Life Variable Annuity Fund A for the reorganization of Franklin Life Variable Annuity Fund A.

We also consent to the use of our report dated January 29, 1999 with respect to the financial statements and supplementary information of Franklin Life Variable Annuity Fund A for the year ended December 31, 1998 included in the Registration Statement (Form N-14) and related proxy statement/prospectus of Franklin Life Variable Annuity Fund A for the reorganization of Franklin Life Variable Annuity Fund A.


                                        /s/ Ernst & Young LLP

Chicago, Illinois
March 1, 1999

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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Highlights", "Independent Auditors", and "Financial Statements" and to the use of our report dated July 2, 1998, in Post-Effective Amendment No. 26 to the Registration Statement (Form N-1A No. 2-83631) and related Prospectus of Stock Index Fund, MidCap Index Fund, Small Cap Index Fund, International Equities Fund, Growth Fund, Growth & Income Fund, Science & Technology Fund, Social Awareness Fund, Asset Allocation Fund (formerly Timed Opportunity
Fund), Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, and Money Market Fund of American General Series Portfolio Company. This Post-Effective Amendment No. 26 to the Registration Statement (Form N-1A No. 2-83631) and related Prospectus is included in the Registration Statement (Form N-14) and related proxy statement/prospectus of Franklin Life Variable Annuity Fund A for the reorganization of Franklin Life Variable Annuity Fund A.


                                            /s/ Ernst & Young LLP

                                            ERNST & YOUNG LLP


Houston, Texas
February 24, 1999